EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Dotronix, Inc. (the “Company”) on Form 10-QSB for the year ended December 30, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Robert V. Kling, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

        (1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Dated:  February 19, 2004

/s/ Robert V. Kling

Robert V. Kling Chief Financial Officer

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